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                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Jacksonville Bancorp, Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Gilbert J. Pomar, III, President and Chief Executive Officer, and Cheryl L. Whalen, Executive Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  August 14, 2002               By:  /s/ Gilbert J. Pomar, III
      -----------------------            ---------------------------------------
                                            Gilbert J. Pomar, III, President and
                                              Chief Executive Officer


Date:  August 14, 2002               By:  /s/ Cheryl L. Whalen
      -----------------------            ---------------------------------------
                                            Cheryl L. Whalen, Executive Vice
                                              President and Chief Financial
                                              Officer